UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

JOHN HANCOCK PREFERRED INCOME FUND II
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Proxy Voting Site

Welcome to the

John Hancock Closed - End Funds

Notice & Access Shareholder Portal

Changes to SEC proxy requirements concerning proxy material delivery give companies the opportunity to reduce printing and mailing expenses by providing shareholders electronic access to proxy materials. If you wish to receive a hardcopy of the proxy materials please do so by selecting “Click Here” in the area titled “To Request Printed Proxy Materials” below and see instructions on how to receive, at no-cost to you, a full-set of proxy materials via first class U.S. mail. After reviewing the proxy materials, please vote your shares by clicking on “Vote Now” and following the subsequent instructions.

Please review the Proxy Materials before voting your shares

To review the Proxy Materials	To Vote Your Shares by Internet
Click on Link Below

The President’s Letter

Notice of Annual Meeting	To vote by Telephone: 1-866-540-5760

Proxy Statement

To Request Printed Proxy Materials

Click Here

John Hancock
MUTUAL FUNDS

JOHN HANCOCK CLOSED END FUNDS • COVER >

TABLE OF CONTENTS [+] Click to Select | VIEW MODE/ZOOM | PAGE | VIEW MODE

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Proxy Statement - Annual Meeting of Shareholders

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Proxy Materials

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JH Bank and Thrift Opportunity Fund

JH Hedged Equity & Income Fund

JH Preferred Income Fund

JH Preferred Income Fund II

JH Preferred Income Fund III

JH Premium Dividend Fund

JH Tax-Advantaged Dividend Income Fund

JH Tax-Advantaged Global Shareholder Yield Fund

mobular technologies

Proxy Voting Site

Enter your 11-digit control number located in the shaded box on the Proxy Ballot or on the Notice Regarding

the Availability of Proxy Materials.

Do not enter any spaces.

Proxy Voting Site

Welcome to the

Fund Name

Proxy Voting Site

Fund Name

Annual Meeting of Shareholders

November 9, 2012

The undersigned shareholder of Fund Name (the “Fund”) hereby appoints ANDREW G. ARNOTT, JOHN DANELLO, KINGA KAPUSCINSKI, THOMAS M. KINZLER, NICHOLAS KOLOKITHAS, JULIE LYMAN, PATRICIA A. MORISETTE, CHARLES A. RIZZO, CHRISTOPHER SECHLER, BETSY ANNE SEEL, and ANDREW WILKINS, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Friday, November 9, 2012 at the offices of the Fund, 601 Congress Street, Boston, Massachusetts 02210, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

Before you vote, if you would like to review the

President’s Letter, Notice of Annual Meeting of Shareholders,

and Proxy Statement - Click Here

Return by simply closing the newly opened browser window.

The Board of Trustees recommends a vote

For each of the Nominees.

1. Election of Nominees Specified Below As Trustees:

(01) Charles L. Bardelis

(02) James R. Boyle

(03) Craig Bromley

(04) Peter S. Burgess

(05) William H. Cunningham

(06) Grace K. Fey

(07) Theron S. Hoffman

(08) Deborah C. Jackson

(09) Hassell H. McClellan

(10) James M. Oates

(11) Steven R. Pruchansky

(12) Gregory A. Russo

(13) Warren A. Thomson

Click Here To Vote As The Board Of Trustees Recommends

Click Here To Vote Individually On Each Proposal

Privacy Statement

Proxy Voting Site

I Vote As The Board of Trustees Recommends

If no specification is made, this proxy will be voted for the nominees named in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

Proxy Voting Site

FUND NAME THANKS YOU FOR VOTING ELECTRONICALLY

Voting Summary

Your Control Number:

9/17/2012 3:11:26 PMET

Trustees: Charles L. Bardelis, James R. Boyle, Craig Bromley, Peter S. Burgess, William H. Cunningham, Grace K. Fey, Theron S. Hoffman, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky, Gregory A. Russo, Warren A. Thomson

You Voted: For All

Electronic Access: Choose MI_inkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.cpushareownerservices.com/cpuportal/index.isp where step-by-step instructions will prompt you through enrollment.

If you are a new user you will be prompted to create a Personal ID and Password.

To change your address click here.

THANK YOU FOR VOTING

Your vote has been successfully recorded and will be tabulated by Shareowner Services within 24 hours. It is not necessary for you to mail back your voting card.

To vote another Proxy - CLICK HERE.

Please exit your browser program for maximum security.

Proxy Voting Site

To Vote On The Proposal for Fund Name – Check The Box Below:

The Board of Trustees recommends a vote For each of the Nominees.

PROPOSAL 1

Election of Nominees Specified Below as Trustees:

(01) Charles L. Bardelis

(02) James R. Boyle

(03) Craig Bromley

(04) Peter S. Burgess

(05) William H. Cunningham

(06) Grace K. Fey

(07) Theron S. Hoffman

(08) Deborah C. Jackson

(09) Hassell H. McClellan

(10) James M. Oates

(11) Steven R. Pruchansky

(12) Gregory A. Russo

(13) Warren A. Thomson

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, check the “Exceptions” box below and check the box next to that nominee’s name.)

For All O	Withhold All O	*Exceptions O

☐ 01 Charles L. Bardelis

☐ 02 James R. Boyle

☐ 03 Craig Bromley

☐ 04 Peter S. Burgess

☐ 05 William H. Cunningham

☐ 06 Grace K. Fey

☐ 07 Theron S. Hoffman

☐ 08 Deborah C. Jackson

☐ 09 Hassell H. McClellan

☐ 10 James M. Oates

☐ 11 Steven R. Pruchansky

☐ 12 Gregory A. Russo

☐ 13 Warren A. Thomson

If no specification is made, this proxy will be voted for the nominees named in the proxy statement, the persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.

Click Here To Register Your Vote

Proxy Voting Site

Welcome to the

Notice & Access Shareholder Portal

To Request Copies of Printed Proxy Materials

to be sent via U.S.P.S first class mail:

Please have your 11-digit Control Number available when requesting printed materials:

By Phone: 1-888-313-0164

(outside of the U.S. and Canada, Dial: 1-201-680-6688)

SCRIPT FOR REGISTERED SHAREOWNER TELEPHONE

VOTING Computershare

Shareowner Hears This Script
Speech 1	Welcome to the Telephone voting site. Enter your 11-digit control number located in the shaded box on the Proxy Ballot.
Speech 2	To vote as the [name of fund] Board of Trustees recommends on all proposals Press 1 now. To vote on each proposal separately – Press 0 now.
Speech 2A	If the voter chooses the 1st option of speech 2 – the following will be heard. You have voted as the Board recommended. If this is correct, press 1. If incorrect, Press 0.
Speech 2B	If the voter chooses the 2nd option of speech 2 – Speech 3 will follow.
Speech 3	Proposal 1: To vote FOR all nominees, Press 1 To WITHHOLD from all nominees, Press 9 To WITHHOLD from an individual nominee, press 0
Speech 4	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 4A	Press 1 to withhold from another nominee or Press 0 if you have completed voting on Trustees.
Speech 5	Your votes have been cast as follows: Proposal 1: For ALL or Withhold All OR For ALL Except... If this is correct, Press 1; if incorrect, Press 0
Speech 6

If you would learn to learn more about accessing your account information online, Press 1, otherwise Press 0. If 1 is pressed. Do you know your shareholder communications are available online. If you are a registered shareholder, consider enrolling in MLink for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at http://www.cpushareownerservices.com/

where step-by-step instructions will prompt you through enrollment. If 0 is pressed, Vote Another Card speech will be herd.

Closing A	Thank you for voting.
Closing B	Your votes have been canceled. If you would like to re-vote your proxy or if you would like to vote another proxy press 1 now, to end this call, press 0 now.
Closing C	I’m sorry you’re having difficulty. Please try again or mark, sign and date the proxy card and return in the envelope provided.
Vote Another Card	If you have received more than one proxy card you must vote each card separately. If you would like to vote another proxy press 1 now – to end this call press 0 now.

[Excerpt from John Hancock Funds Website]

Proxy Voting

Proxy Voting for John Hancock Shareholders:

The following funds are currently conducting a proxy vote.

Closed-end funds

Shareholders of record as of the close of business on September 6, 2012 of the closed-end funds listed below are cordially invited to attend the annual meeting of shareholders on Friday, November 9, 2012, at 2:00 p.m., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210. Click here for directions.

•	John Hancock Bank and Thrift Opportunity Fund
•	John Hancock Hedged Equity & Income Fund
•	John Hancock Income Securities Trust
•	John Hancock Investors Trust
•	John Hancock Preferred Income Fund
•	John Hancock Preferred Income Fund II
•	John Hancock Preferred Income Fund III
•	John Hancock Premium Dividend Fund
•	John Hancock Tax-Advantaged Dividend Income Fund
•	John Hancock Tax-Advantaged Global Shareholder Yield Fund

Related Resources

Download president’s letter, notice of meeting and proxy statement

[PDF of Proxy Statement] Includes the following funds: John Hancock Bank and Thrift Opportunity Fund, John Hancock Hedged Equity & Income Fund, John Hancock Preferred Income Fund, John Hancock Preferred Income Fund II, John Hancock Preferred Income Fund III, John Hancock Premium Dividend Fund, John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund

[PDF of Proxy Statement] Includes the following funds: John Hancock Income Securities Trust and John Hancock Investors Trust

Vote your proxy

Closed-End Funds

Please refer to your notice, proxy card or ballot for internet voting web site address. Please call 1-800-852-0218 if you have any questions.